ONCOVISTA™

INNOVATIVE THERAPIES

OTC BB: OVIT.OB

ONCOVISTA
INNOVATIVE THERAPIES

Safe Harbor Statement

Certain matters discussed in this presentation are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. In particular, the Company's statements regarding trends in the marketplace and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the consummation and the successful integration of current and proposed acquisitions, the timing of projects due to the variability in size, scope and duration of projects, estimates made by management with respect to the Company's financial results, backlog, critical accounting policies, regulatory delays, clinical study results which lead to reductions or cancellations of projects, and other factors, including general economic conditions and regulatory developments, not within the Company's control. The factors discussed herein and expressed from time to time in the Company's filings with the Securities and Exchange Commission could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. You should review the Company's filings, especially risk factors contained in the Form 10-K and the recent form 10-Q.

ONCOVISTA™
INNOVATIVE THERAPIES

Who are we?

What makes us **different**?

What is our pipeline and drug development **strategy**?

ONCOVISTA™
INNOVATIVE THERAPIES

Mission Statement

OncoVista is a bio-pharmaceutical company dedicated to providing **safe**, **efficacious** and **targeted** treatments for cancer through the use of **biomarkers** in order to extend and improve the quality of life for patients.



ONCOVISTA™
INNOVATIVE THERAPIES

Corporate Landmarks

2004
- Company Founded based on two key platform technologies

2005
- Acquired majority share in AdnaGen AG

2006
- Merged with Aengus Pharmaceuticals
  Acquired a Phase I/II clinical candidate

2007
- Became publicly-traded
  In-licensed a Phase II clinical candidate
  Acquired controlling interest in AdnaGen AG (85%)

ONCOVISTA™
INNOVATIVE THERAPIES



Cancer Facts

- **Cancer is the second leading U.S. cause of death***
- **1 death from cancer every minute**
- **$78.2 billion expenditures for cancer****

**American Cancer Society*
***In 2006 U.S. health care*
Source: National Institutes of Health

What makes us different?

ONCOVISTA™ INNOVATIVE THERAPIES

What Makes Us Different?

- **People:**
  - An experienced management team with a proven track of drug approvals
- **Innovative Molecules:**
  - A balanced portfolio of proprietary clinical drug candidates
- **Integration of Diagnostics in Clinical Drug Development:**
  - Circulating Tumor Cells (CTCs) are biomarkers of metastasis
  - Prognosis, stratification, monitoring and profiles

ONCOVISTA™
INNOVATIVE THERAPIES

Management Team



Alexander L. Weis, Ph.D.
Chairman, CEO & President

- Co-founder of ILEX Oncology
- Founder of Lipitek, worked with Vector Therapeutics, Sterling Winthrop, Weizmann Institute, CTRC. Fellow of the Royal Society of Chemistry
- South Texas Entrepreneur of the Year in 1996
- 20+ years in bio-pharmaceutical industry; over 60 publications and 28 patents



J. Michael Edwards, M.B.A.
Chief Financial Officer

- PricewaterhouseCoopers, US Global Investors, ILEX Oncology, BioNumerik
- 15+ years experience in finance and accounting



Corey Levenson, Ph.D.
Chief Technical Officer

- ILEX Oncology, Roche Molecular Systems, Cetus Corporation
- 25+ years in bio-pharmaceutical industry; 25 publications, 16 US patents

Management Team



Michael Moloney, M.B.A.
Director of Program Management

- CALGB, Duke University, BioNumerik Pharmaceuticals
- 20+ years experience in drug development and IT



J. Kay Noel, Ph.D.
Director of Regulatory Affairs

- Axiom Pharmaceuticals, Cetus Corporation, Alpha Therapeutics, Abbott Labs
- 25+ years experience in bio-pharmaceuticals and regulatory affairs

ONCOVISTA™ INNOVATIVE THERAPIES

Clinical Advisory Board

Eric Rowinsky, M.D.

Senior VP and Chief Medical Officer (ImClone Systems, Inc.)

Key role in development of:

- *Taxol®*
- *Hycamtin®*

Esteban Cvitkovic, M.D.

Key role in development of:

- *Eloxatin™*
- *Taxotere®*
- *Camptosar®*

Ronald P. McCaffrey, M.D.

Harvard Medical School

Massachusetts General Hospital

Randall K. Johnson, Ph.D.

Expert in Translational Research

Senior positions at GSK and NCI

Pedro Santabarbara, M.D., Ph.D.

VP Strategic Development and Medical Affairs (PHARMA MAR S.A.)

Key role in development of:

- *Taxol®*
- *Taxotere®*
- *Campath®*
- *Tarceva®*

Allan M. Green, M.D., Ph.D., J.D.

Expert in FDA regulatory matters and business strategy

Advisor to pharmaceutical industry

ONCOVISTA™
INNOVATIVE THERAPIES

Current Cancer Chemotherapy


CHEMO
CHEMO
CHEMO

- **Efficacy is Low**
  - **Therapies are toxic and non-specific**
- **Measures of Response are Inadequate**
  - **Based on tumor size**
- **There is a High Failure Rate**
  - **Responses are not durable**

ONCOVISTA™
INNOVATIVE THERAPIES

Our Unique Approach

- **Identify biomarkers** that are associated with specific cancer types
- **Target treatments selectively** to cancer cells based on biomarker expression
- **Identify and treat** only patients who express the biomarkers and are therefore most likely to benefit from treatment
- **Monitor response** to treatment by detecting presence/absence of CTCs expressing the biomarkers

Our Product Pipeline


DRUG
PRE-CLINICAL
PHASE I
PHASE II
PHASE III
LAUNCHED
AdnaGen Diagnostics*
OVI-237
OVI-123 (Cordycepin)
OVI-117 (L-Nucleoside conjugate)
Tubulin-Isotype Specific Anti-Mitotics

*Currently marketed in Europe

ONCOVISTA™
INNOVATIVE THERAPIES

IP Summary

- We are aggressively pursuing protection of our intellectual property through application for, and maintenance of, US and International patents
- 22 issued US and Worldwide patents
- Over two dozen applications on file

ONCOVISTA™
INNOVATIVE THERAPIES

AdnaGen Diagnostics

- Kits for five indications
- Revenues from sales in Europe



5 hours from collection to detection

Collected blood from patient	Capture of tumor cells using antibodies on magnetic beads	Lysis of captured tumor cells to release contents	Amplification of biomarker signals using rtPCR	Detection of tumor associated biomarkers

ONCOVISTA™
INNOVATIVE THERAPIES

Use of CTCs in Cancer Drug Development

- CTCs provide insight into metastatic disease target
- Our technology for capture and detection of CTCs is superior to competing methods
- Use of CTCs will lead to
  - Rapid determination of whether a particular treatment is helping a patient
  - Less toxicity
  - Better clinical outcomes



Advantages of Our Drug Development Strategy

- **Increased response rates** and lower toxicities of drugs
- **More rapid and less costly path to marketing approval**
- **Biomarkers can be used** for detection of disease and monitoring of treatment
- **CTCs provide insight** into which drugs will be effective against distant metastases



ONCOVISTA™
INNOVATIVE THERAPIES

OVI-237 (Liposomal TS Inhibitor)

- An advanced Phase II clinical-stage drug
- Activity seen in breast and gastric cancer patients
- Status: Phase II clinical trial program being planned
- IP: Patent protection through 2021
- Development / Registration Plan: Significantly increase likelihood of regulatory approval by using our diagnostic technology to identify clinical trial participants who will respond to therapy
- Relevant Biomarker: Thymidylate Synthase (TS)
- Market Potential: $400-600M (for gastrointestinal (GI) cancers only); >$1B (for GI + breast + Head & Neck)

ONCOVISTA™
INNOVATIVE THERAPIES

OVI-123 (Cordycepin)

- A Phase I / II clinical-stage drug
- Active against TdT-positive leukemias
- IP: Patent protection through 2014
  Next generation analogs: 2023
- Status: Phase I / II clinical trial at two sites
  Orphan Drug Designation obtained
- Relevant Biomarker: TdT
- Market Potential: >$350M

OVI-117 (L-Nucleoside Conjugate)

- **Late preclinical stage drug**
- **Active *in vivo*: Colon, breast and prostate cancer models, with reduced toxicity**
- **Status: Currently in GLP animal drug safety studies**
- **IP: Patent protection through 2019**
- **Development Plan: Complete GLP toxicology studies and file IND**
- **Relevant Biomarker: TS**
- **Market Potential: >$1B**

ONCOVISTA™ INNOVATIVE THERAPIES

Tubulin-Isotype Specific Anti-Mitotics

- Preclinical stage development program – molecular modeling, synthesis and biochemical screening
- Tubulin isotype selectivity seen in binding assays
- Status: Lead evaluation and selection is on-going
- IP: Multiple US and international patent applications (since 2004)
- Development Plan: Nominate lead candidate for further evaluation in animal models
- Relevant Biomarker: Beta-tubulin
- Market Potential: >$8B

ONCOVISTA™
INNOVATIVE THERAPIES

Key Projected Milestones

- **Submit IND for OVI-117 Phase I Trial**
- **Commence OVI-237 Phase II for Metastatic Breast Cancer**
- **Acquire next Phase II in-license**
- **Interim assessment for OVI-123 Phase I/II trial in Leukemia**
- **Receive FDA approval for Metastatic Breast CTC tests**
- **Interim assessment for OVI-237 Phase II Trial in Breast Cancer**



3rd QTR '08
4th QTR '08
1st QTR '09
2nd QTR '09
Funding Period

ONCOVISTA™
INNOVATIVE THERAPIES

Financing History

- 2004 **$0.6 million** start-up financing **– Round A**
- 2005 **$4.4 million – Round B1**
- 2006 **$1.9 million – Round B2**
- 2007 **$6.8 million – Round C**

ONCOVISTA™
INNOVATIVE THERAPIES

Business Portfolio

Portfolio:
compounds and technologies with significant potential for targeted, effective, safe treatment

Clinical Development:
registration-directed clinical development strategies based on biomarker expression in CTCs

Market Opportunity:
versatile technology applicable to many cancers

Pipeline Strategy Focus:
targeted cancer treatment and biomarkers

Market Potential:
$3.5+ billion



ONCOVISTA™
INNOVATIVE THERAPIES

Our Strategy for Creating Value

- Develop and grow the market for AdnaGen diagnostic kits to build near-term revenues
- Utilize our capabilities to cost effectively develop drugs that have previously shown activity in cancer patients, albeit at a level which was not adequate to gain marketing approval
  - We intend to in-license two additional clinical-stage drug candidates in the next 12-18 months
- Establish partnerships with other drug companies interested in using our technology to expedite their drug development efforts
- Enter into marketing agreements in order to commercialize our drugs and generate revenues through fees, milestone payments and royalties on sales

ONCOVISTA™
INNOVATIVE THERAPIES

Our Keys to Success

- Proven management and advisory board track record
- Innovative molecules for cancer therapy
- A unique and proprietary approach for developing drugs based upon biomarkers in CTCs
- A focus on targeted treatment of metastatic disease

OncoVista, Inc.

14785 Omicron Drive, Suite 104
San Antonio, TX 78245-3222
http://www.oncovista.com





